5. CAPITAL LEASES	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
5. CAPITAL LEASES

xNOTE 5: CAPITAL LEASES

On November 16, 2015, the Company signed a bareboat charter agreement with Go Skar Shipping S.A. pursuant to which the Company would take delivery of a 1994 Japanese built drybulk vessel. The bareboat charter agreement was essentially a “lease to own” arrangement. The Company paid $500,000 on November 24, 2015 as a down-payment and would pay hires of $1,721.25 per day for five years commencing on the date of delivery of the said vessel. At the conclusion of the five years, the Company would have the right to purchase the vessel for $10.

Go Skar Shipping S.A. failed to deliver the vessel in accordance with the agreed terms and both parties mutually agreed to terminate the existing contract without liability to either party. The amount which the Company previously paid was transferred and credited towards a new bareboat charter agreement which was signed on January 28, 2016 with Nikiforos Shipping S.A., as amended on October 2, 2016, for the vessel Nikiforos, a 45,693 dwt, 1996 Japanese built, drybulk vessel.

Pursuant to the new agreement, on February 13, 2016, the Company took delivery of the Vessel. Under the terms of the January 28, 2016 agreement, the Company, in addition to the down payment of $500,000, would pay hires of $1,315 per day, for five years commencing on the date of delivery of the Vessel, and ending on February 13, 2021. The Company had a purchase option to buy the Vessel at specific times during the duration of the agreement. At the conclusion of the five years, the Company would have the right to purchase the Vessel for $125. The Company concluded that it had retained substantially all of the benefits and risks associated with Nikiforos and treated the transaction as financing, and classified it as a capital lease in the financial statements, by recording Leased vessel and Capital lease obligation of $2,350,245, representing the present value of the minimum lease payments.

On October 2, 2016, the Company and the Lessor, agreed to terminate the January 28, 2016 BBC agreement. Pursuant to this agreement, the Company agreed to purchase the Vessel from the Lessor with a purchase price of $2,125,000 after taking into account the amount of $500,000 paid in advance on November 24, 2015 and the hires paid from the Company to the Lessor, commencing from Vessel’s delivery on February 13, 2016 up to September 9, 2016.

On December 7, 2016, the Company acquired the Vessel from the Lessor and therefore the purchase option of the Vessel, which was included in BBC agreement, is considered to have been exercised on this date. Accordingly, the Company derecognized the Leased vessel and recognized Vessel at cost of $2,773,830.

On December 7, 2016, the Company recorded the exercise of the purchase option as follows (by recording the difference between the purchase price and the carrying amount of the capital lease obligation as an adjustment to the carrying amount of the asset):

Consideration	$(2,125,000)
Leased vessel	$(2,333,072)
Capital lease obligation	$1,684,242
Vessel	$2,773,830